AMENDMENT DATED MARCH ___, 2005
                                       TO
                         FUND PARTICIPATION AGREEMENTS
                   DATED AUGUST 19, 1997 and AUGUST 19, 1997

        WHEREAS, GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST (the "Fund"), VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. (the "Adviser"), VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC. (the "Distributor") and CHARLES SCHWAB & CO., INC. ("Schwab"), collectively, the Parties, entered into two Fund Participation Agreements, both dated August 19, 1997, as amended (collectively, the "Agreements"), and;

        WHEREAS the Parties to the Agreements desire to add the Van Kampen LIT Comstock I and the Van Kampen LIT Growth & Income I Funds to the Funds listed in Schedule B of the Agreements, and;

        WHEREAS the Advisor is the registered investment advisor for the Van Kampen LIT Comstock I and the Van Kampen LIT Growth & Income I Funds, as that term is defined under the Investment Advisors Act of 1940, as amended, and;

        WHEREAS, the Distributor is duly registered as a broker-dealer and distributor for the Van Kampen LIT Comstock I and the Van Kampen LIT Growth & Income I Funds under the Securities Exchange Act of 1934, as amended, and;

        WHEREAS the Advisor and the Distributor have the authority to enter into and amend contracts, including the Agreements, with companies that relate to the services it is required to provide to the Van Kampen American Capital Life Investment Trust and its Portfolios and to bind the Van Kampen LIT Comstock I and the Van Kampen LIT Growth & Income I Funds to the performance contemplated under the Agreements as amended; and

        NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreements and herein, the parties to the Agreements hereby AMEND the Agreements by:

Adding the Van Kampen LIT Comstock I and the Van Kampen LIT Growth & Income I Funds to Schedule B of the Agreements.



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        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the
___ day of March, 2005.

   GREAT- WEST LIFE & ANNUITY INSURANCE COMPANY


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   Signature                                       Date


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   Printed name                                           Title


   FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


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   Signature                                       Date


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   Printed name                                           Title

   VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


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   Signature                                       Date


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   Printed name                                           Title

   VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.



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   Signature                                       Date


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   Printed name                                           Title

   VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.


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   Signature                                       Date


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   Printed name                                           Title

   CHARLES SCHWAB & CO., INC.


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   Signature                                       Date


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   Printed name                                           Title